UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): February 15, 2022
LGI HOMES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive,	Suite 430,	The Woodlands,	Texas	77380
(Address of principal executive offices)				(Zip Code)
(281) 362-8998
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LGIH	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On February 15, 2022, LGI Homes, Inc. (the “Company”) issued a press release announcing its financial results for the three months and fiscal year ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
None of the information furnished in this Item 2.02 and the accompanying exhibit will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.
The information set forth in Item 2.02 above and in Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.
None of the information furnished in this Item 7.01 and the accompanying exhibit will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of LGI Homes, Inc. issued on February 15, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2022
LGI HOMES, INC.

	By:	/s/ Eric Lipar
Eric Lipar
Chief Executive Officer and Chairman of the Board